                                  Exhibit 10.3

                                                                  CONFORMED COPY

                  First Amendment to Credit Agreement (364-Day)

     This First Amendment to Credit Agreement (364-Day) (the "Amendment") dated as of May 2, 2002 by and among Maytag Corporation (the "Borrower"), the Banks listed below, and Bank of Montreal, as Administrative Agent;

                              W I T N E S S E T H:

     Whereas, the Borrower, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (364-Day) dated as of May 3, 2001 (the "Credit Agreement"); and

     Whereas, the Borrower, the Banks and the Agent desire to amend the Credit Agreement to extend the Termination Date and to make certain other amendments to the Credit Agreement as set forth herein;

     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent hereby agree as follows:

     1. (a) The definition of "Termination Date" contained in Section 5.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Termination Date" means May 1, 2003.

          (b) The definition of "Bank" contained in Section 5.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Bank" means each bank signatory hereto or that becomes a Bank hereunder pursuant to a commitment increase in accordance with Section
          2.9 hereof or an assignment in accordance with Section 12.12 hereof.

     2. Immediately following Section 2.8 to the Credit Agreement, a new Section
2.9 is hereby added to the Credit Agreement as follows:

               Section 2.9. Increase in Commitment. Provided no Default or Event of Default has occurred and is continuing, the Borrower may, on any Business Day on or after May 2, 2002 and on or prior to July 31, 2002, with the written consent of the

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          Administrative Agent, increase the aggregate amount of the Commitments by delivering a Commitment Amount Increase Request in the form of Exhibit F hereto at least five (5) Business Days prior to the desired effective date of such increase (the "Commitment Amount Increase") identifying an additional Bank (or additional Commitment agreed to be made by any existing Bank) and the amount of its Commitment (or additional amount of its Commitment); provided, however, that any increase of the aggregate amount of the Commitments to an amount in excess of $200,000,000 will require the approval of the Required
          Banks. The effective date of the Commitment Amount Increase shall be agreed upon by the Borrower and the Administrative Agent (whose consent shall not be unreasonably withheld). Upon the effectiveness thereof, each new Bank (or, if applicable, each existing Bank which consented to an increase in its Commitment) shall advance Loans in an amount sufficient such that after giving effect to its Loan each Bank shall have outstanding its pro rata share of Loans. It shall be a condition to such effectiveness that no Eurocurrency Loans be outstanding on the date of such effectiveness and that the Borrower shall not have terminated any portion of the Commitments pursuant to
          Section 2.6 hereof. The Borrower agrees to pay any fees or expenses of the Administrative Agent relating to any Commitment Amount Increase. Notwithstanding anything herein to the contrary, no Bank shall have any obligation to increase its Commitment and no Bank's Commitment shall be increased without its consent thereto, and each Bank may at its option, unconditionally and without cause, decline to increase its Commitment.

     3. Section 9.1(k) of the Credit Agreement is hereby in its entirety and as so amended shall read as follows:

          "(k) [Intentionally Omitted]; or".

     4. The Credit Agreement is hereby amended by adding a new Exhibit F to the Credit Agreement as set forth as Exhibit F hereto.

     5. Subject to satisfaction of the conditions precedent contained in paragraph 6 hereof, each Bank that has signed this Amendment as a "Terminating Bank" (each, a "Terminating Bank") shall cease to be a party to the Credit Agreement and shall cease to have a Commitment from and after the Effective Time. From and after the Effective Time, each Terminating Bank shall relinquish its rights and be released from its obligations under the Credit Agreement. Notwithstanding the foregoing, the obligations of the Borrower to each Terminating Bank contained in the Credit Agreement which by the terms of the Credit Agreement survive the termination of the Credit Agreement shall survive the occurrence of the Effective Time, but only as they relate to the period when such Terminating Bank was, or to such Terminating Bank's former status as, a Bank under the Credit Agreement.

     The Borrower has requested that from and after the Effective Time the Commitments of the Banks (including the Commitments of the Terminating Banks) be reallocated among the Banks executing this Amendment provided that the aggregate amount of the Commitments do not exceed $192,500,000. Accordingly, the Commitments of the Banks set forth on the applicable signature pages to the Credit Agreement are hereby amended in their entirety and as so amended shall be as set forth as Schedule 1 to this Amendment.

     6. This Amendment shall become effective as of the opening of business on May 2, 2002 (the "Effective Time") subject to the conditions precedent that on or before such date:

               (a) the Administrative Agent shall have received counterparts hereof executed by the parties hereto;

               (b) the Administrative Agent shall have received certified copies of resolutions of the Board of Directors of the Borrower and of a Special Committee thereof, together authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers; and

               (c) the Administrative Agent shall have received for the account of each Bank and Arranger the non-refundable fees in the amounts as agreed between the Borrower and the Administrative Agent.

     6.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

     6.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     6.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

     6.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        Maytag Corporation


                                        By: /s/ Steven J. Klyn
                                            ------------------
                                          Name:  Steven J. Klyn
                                          Title: Vice President & Treasurer


                                        Bank of Montreal, Chicago Branch, in its
                                           individual capacity as a Bank and as
                                           Administrative Agent


                                        By: /s/ Amy K. Dumser
                                            -----------------
                                          Name:  Amy K. Dumser
                                          Title: Director

                                        Bank One, NA


                                        By: /s/ Nathan L. Bloch
                                            -------------------
                                          Name:  Nathan L. Bloch
                                          Title: First Vice President


                                        Royal Bank of Canada


                                        By: /s/ Gordon C. MacArthur
                                            -----------------------
                                          Name:  Gordon C. MacArthur
                                          Title: Senior Manager


                                        Citicorp USA, Inc.


                                        By: /s/ Mary O'Connell
                                            ------------------
                                          Name:  Mary O'Connell
                                          Title: Director

                                        Firstar Bank, N.A.


                                        By: /s/ Janell W. Stanosz
                                            ---------------------
                                          Name:  Janell W. Stanosz
                                          Title: Vice President


                                        KeyBank National Association


                                        By: /s/ Frank J. Jancar
                                            -------------------
                                          Name:  Frank J. Jancar
                                          Title: Vice President


                                        Sumitomo Mitsui Banking Corporation


                                        By: /s/ Edward D. Henderson, Jr.
                                            ----------------------------
                                          Name:  Edward D. Henderson, Jr.
                                          Title: Senior Vice President

                                        Deutsche Bank AG New York Branch
                                        and/or Cayman Islands Branch


                                        By: /s/ William W. McGinty
                                            ----------------------
                                          Name:  William W. McGinty
                                          Title: Director


                                        By: /s/ Thomas A. Foley
                                            -------------------
                                          Name:  Thomas A. Foley
                                          Title: Vice President


                                        Lehman Commercial Paper Inc.


                                        By: /s/ Francis J. Chang
                                            --------------------
                                          Name:  Francis J. Chang
                                          Title: Vice President


                                        The Northern Trust Company,
                                           as a Terminating Bank


                                        By: /s/ Melissa A. Whitson
                                            ----------------------
                                          Name:  Melissa A. Whitson
                                          Title: Vice President

                                        Mizuho Corporate Bank Ltd. (formerly
                                           known as The Fuji Bank, Limited),
                                           as a Terminating Bank


                                        By: /s/ Nobuyasu Fukatsu
                                            --------------------
                                          Name:  Nobuyasu Fukatsu
                                          Title: Senior Vice President

                                   Schedule 1

        Bank                                   Commitment

Bank of Montreal, Chicago Branch              $25,000,000

Bank One, NA                                  $25,000,000

Royal Bank of Canada                          $25,000,000

Deutsche Bank AG New York Branch and/or       $25,000,000
Cayman Islands Branch

Citicorp USA, Inc.                            $20,000,000

Firstar Bank, N.A                             $20,000,000

KeyBank National Association                  $20,000,000

Sumitomo Mitsui Bank Corporation              $20,000,000

Lehman Commercial Paper Inc.                  $12,500,000

                                    Exhibit F

                       Commitment Amount Increase Request

                                             , 2002
                              ---------------

Bank of Montreal,
   as Administrative Agent
   (the "Administrative Agent")
   for the Banks referred to below
135 South LaSalle Street
Chicago, Illinois  60603

Attention:  Agency Services

       Re:     Credit Agreement (364-Day), dated as of May 3, 2001
              among Maytag Corporation, the Banks party thereto and
                    Bank of Montreal, as Administrative Agent
                   (as amended, modified or supplemented from
                     time to time, the "Credit Agreement"),
              -----------------------------------------------------

Ladies and Gentlemen:

     In accordance with the Credit Agreement, the Borrower hereby requests that the Administrative Agent consent to an increase in the aggregate Commitments (the "Commitment Amount Increase"), in accordance with Section 2.9 of the Credit Agreement, to be effected by [an increase in the Commitment of [name of existing Bank] the addition of [name of new Bank] (the "New Bank") as a Bank under the terms of the Credit Agreement]. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     After giving effect to such Commitment Amount Increase, and upon the effectiveness of the Commitment Amount Increase, the Commitment of [the Bank increasing its Commitment] [the New Bank] will be as set forth on Attachment I hereto.

                     [Include paragraphs 1-4 for a New Bank]

     1. The New Bank hereby confirms that it has received a copy of the Credit Agreement and the exhibits and schedules related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Bank acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Bank further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or the value of any security therefor.

     2. Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Bank (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

     3. The New Bank hereby advises you of the following administrative details with respect to its Loans and Commitment:

     (A)  Notices:

          Institution Name:
                           -----------------
          Address:
                   -----------------------

                   -----------------------

          Telephone:
                     ----------------------
          Facsimile:
                     ----------------------

     (B)  Payment Instructions:

     [4. The New Bank has delivered, if appropriate, to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in Section 12.1 of the Credit Agreement.]*

     This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the laws of the state of Illinois.

     The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section
2.9 of the Credit Agreement, but not in any case prior to                    ,
                                                          -------------------
    . It shall be a condition to the effectiveness of the Commitment Amount
----
Increase that (i) all fees and expenses referred to in Section 2.9 of the Credit Agreement shall have been paid and (ii) no Eurocurrency Loans shall be outstanding on the date of such effectiveness.

     The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

----------
* Insert bracketed paragraph if New Bank is organized under the law of a jurisdiction other than the United States of America or a state thereof

                                       F-2

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     Please indicate the Administrative Agent's consent to such Commitment
Amount Increase by signing the enclosed copy of this letter in the space provided below.


                                        Very truly yours,

                                        Maytag Corporation


                                        By
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        [New Bank/Bank Increasing Commitments]


                                        By:
                                           ------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

The undersigned hereby consents
on this    day of              ,
        --        -------------
    to the above-requested Commitment
---
Amount Increase.


Bank of Montreal,
   as Administrative Agent


By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

                                       F-3

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                                  Attachment I

        Bank                                                   Commitment